Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE TRUST
International Equity Flex III Portfolio
(the "Portfolio")

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

As indicated in a supplement dated February 24, 2009, the ongoing viability of the Portfolio is currently being reviewed by the Board of Trustees of Credit Suisse Trust (the "Trust"). At its meeting on May 12, 2009 the Board deferred consideration of a consolidation of the Portfolio with another series of the Trust until a later date.

Additionally, at its May 12, 2009 meeting, the Board of Trustees approved a new Investment Advisory Agreement (the "Proposed Agreement") between Credit Suisse Asset Management, LLC ("Credit Suisse"), the Portfolio's investment adviser, and the Trust, on behalf of the Portfolio, subject to shareholder approval. The only substantive difference between the Proposed Agreement and the current Investment Advisory Agreement (the "Current Agreement") is with respect to Credit Suisse's advisory fee. Under the Current Agreement, Credit Suisse is entitled to receive a monthly fee of 1/12 of 1.20% of the average daily closing net asset value of the Portfolio, adjusted by a performance fee (positive or negative) of up to 0.20% based on the Portfolio's performance relative to the MSCI Emerging Markets Free Index (the "Emerging Markets Index") during a performance adjustment period. Under the Proposed Agreement, Credit Suisse is entitled to receive a monthly fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. In essence, under the Proposed Agreement, the performance fee will be eliminated in favor of a fixed percentage-of-assets fee.

The Proposed Agreement cannot take effect unless it is first approved by shareholders. Proxy materials describing the Proposed Agreement, including the proposed changes to the advisory fee structure, will be mailed to shareholders in anticipation of a special meeting of shareholders to be held at a later date.

Dated: May 15, 2009	TREMK-PRO-16-0509 2009-016